Financial Income, Net (Tables)	12 Months Ended
Dec. 31, 2013
Schedule of financial income (expense) [Table Text Block]
	2013	2012	2011
Interest income	59	126	185
Interest expense	(1,967)	(2,065)	(875)
Depreciation of prepaid expenses on debt grant	-	(31)	(224)
Changes in fair value of the 2007 Convertible Debentures	-	(282)	1,301
Changes in fair value of the warrants	1,007	(92)	1,133
Impact from the January 2012 Exchange Agreement	-	(2,250)	-
Total	(901)	(4,594)	1,522